UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Runway Growth Finance Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY PROXY MATERIALS – SUBJECT TO COMPLETION

RUNWAY GROWTH FINANCE CORP.

205 N. Michigan Ave

Suite 4200
Chicago, IL 60601
(312) 281-6270

April [●], 2022

Dear Stockholder:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Runway Growth Finance Corp. (the “Company”) to be held virtually on June 16, 2022 at 10:00 a.m., Central Time. The Annual Meeting will be held solely on the Internet by virtual means. Only stockholders of record at the close of business on April 18, 2022 are entitled to the notice of, and to vote at, the Annual Meeting, including any postponement or adjournment thereof.

The Notice of the Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to (i) elect two directors of the Company, (ii) to ratify the selection of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; (iii) to approve a proposal to authorize the Company to issue options, warrants or securities to subscribe to, convert to, or purchase common stock, subject to the conditions as set forth in the proxy statement; and (iv) to approve of the Company becoming subject to a minimum asset coverage ratio of at least 150%, permitting the Company to double its amount of debt incurrence, pursuant to Section 61(a)(2) of the Investment Company Act of 1940, as amended by the Small Business Credit Availability Act.

The Company has elected to provide access to its proxy materials to certain of its stockholders over the internet under the Securities and Exchange Commission’s (the “SEC”) “notice and access” rules. On or about April [●], 2022, the Company intends to mail to most of its stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy statement and annual report on Form 10-K for the year ended December 31, 2021 (the “Annual Report”), and how to submit proxies over the internet. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy statement and proxy card unless you request them. All other stockholders will receive a copy of the proxy statement and Annual Report by mail. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can elect to receive a printed copy of the proxy statement and Annual Report. The Company believes that providing its proxy materials over the internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.

It is important that your shares be represented at the Annual Meeting, and you are encouraged to vote your shares as soon as possible. The proxy card contains instructions for voting over the Internet by electronic mail or by returning your proxy card via mail in the envelope provided. If you are unable to attend the Annual Meeting in person (i.e., virtually), I urge you to vote your shares by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided, or follow the instructions printed on the Notice of Internet Availability of Proxy Materials or the proxy card to authorize a proxy through the internet. Your vote is important.

We look forward to seeing you at the Annual Meeting.

Sincerely yours,

/s/ R. David Spreng
R. David Spreng
Chairman of the Board of Directors, President and Chief Executive Officer

RUNWAY GROWTH FINANCE CORP.

205 N. Michigan Ave

Suite 4200
Chicago, IL 60601
(312) 281-6270

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON June 16, 2022

To the Stockholders of Runway Growth Finance Corp.:

The 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Runway Growth Finance Corp., a Maryland corporation (the “Company”), will be held on June 16, 2022, at 10:00 a.m., Central Time, for the following purposes:

1.	To elect two directors to each serve for a term of three years, and until their successors are duly elected and qualify;

2.	To consider and vote upon the ratification of the selection of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	To approve a proposal to authorize the Company to issue options, warrants or securities to subscribe to, convert to, or purchase common stock, subject to the conditions as set forth in the proxy statement;

4.	To approve of the Company becoming subject to a minimum asset coverage ratio of at least 150%, permitting the Company to double its amount of debt incurrence, pursuant to Section 61(a)(2) of the Investment Company Act of 1940, as amended by the Small Business Credit Availability Act; and

5.	To consider and take action upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Annual Meeting will be held solely on the Internet by virtual means.

THE COMPANY’S BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS.

Important notice regarding the availability of proxy materials for the Annual Meeting. The Company’s proxy statement, the proxy card, and the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report”) are available at [●]. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy statement and proxy card unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy statement, and vote your proxy, on the internet. Stockholders may request a copy of the proxy statement and the Company’s Annual Report by contacting our main office at (312) 281-6270.

You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on April 18, 2022. Whether or not you expect to be present in person (i.e., virtually) at the Annual Meeting, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided, or authorize a proxy over the internet by following the instructions in the Notice of Internet Availability of Proxy Materials or on the proxy card. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by using the Internet.

You have the option to revoke your proxy at any time prior to the Annual Meeting, or to vote your shares personally on request if you attend the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be postponed or adjourned in order to permit further solicitation of the proxies by the Company.

By Order of the Board of Directors,

/s/ Thomas B. Raterman
Thomas B. Raterman
Chief Financial Officer, Chief Operating Officer, Secretary and Treasurer

Chicago, IL

April [●], 2022

This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. You may also vote your proxy electronically over the Internet by following the instructions included in the Notice of Internet Availability of Proxy Materials or the proxy card. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person (i.e., virtually).

RUNWAY GROWTH FINANCE CORP.

205 N. Michigan Ave

Suite 4200
Chicago, IL 60601
(312) 281-6270

PROXY STATEMENT
2022 ANNUAL MEETING OF STOCKHOLDERS

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Runway Growth Finance Corp. (the “Company,” “we,” “us” or “our”), a Maryland corporation, for use at the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 16, 2022, at 10:00 a.m. Central Standard Time and at any postponements or adjournments thereof. The Annual Meeting will be held solely on the Internet by virtual means. This proxy statement, the Notice of Annual Meeting of Stockholders and the Annual Report of the Company for the year ended December 31, 2021 are being provided to the stockholders of the Company via the Internet at [●] on or about April [●], 2022. In addition, a Notice of Internet Availability of Proxy Materials is being sent to stockholders of record of the Company on or about April [●], 2022.

We encourage you to vote your shares, either by voting in person (i.e., virtually) at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, either via the Internet, by telephone or by mail, and the Company receives them in time for the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specified. If no specification is made, the votes entitled to be cast by such shares will be cast FOR the election of the director nominees, FOR the ratification of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, FOR the proposal to authorize the Company to issue options, warrants or securities to subscribe to, convert to, or purchase common stock, subject to the conditions as set forth in the proxy statement and FOR the proposal for the Company to become subject to a minimum asset coverage ratio of at least 150% pursuant to Section 61(a)(2) of the Investment Company Act of 1940, as amended (the “1940 Act”).

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY VOTE YOUR SHARES EITHER BY MAIL OR VIA THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 16, 2022:

ANNUAL MEETING INFORMATION

Date and Location

We will hold the Annual Meeting on June 16, 2022, at 10:00 a.m. Central Time. The Annual Meeting will be held solely on the Internet by virtual means.

Admission

Only stockholders of record at the close of business on the record date, April 18, 2022 (the “Record Date”), or their proxies, are entitled to receive notice of the Annual Meeting and to vote the shares for which they are stockholders of record on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. As of the close of business on April 18, 2022, we had [●] shares of common stock outstanding. Stockholders may attend the Annual Meeting on the Internet at [●] by using the password “[●]” and the virtual control number provided on their proxy card. In order to attend the meeting, beneficial owners must also provide a legal proxy or other instruction or evidence of ownership.

Stockholders of Record: Shares Registered in Your Name.   If, on April 18, 2022, your shares were registered directly in your name then you are a stockholder of record. As a stockholder of record, you may vote in person (i.e., virtually) at the Annual Meeting or vote by proxy.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank.   If, on April 18, 2022, your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person (i.e., virtually) at the Annual Meeting unless you request and obtain a valid legal proxy from your broker or other agent.

Purpose of the Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.	To elect two directors of the Company nominated by the Board and named in this proxy statement, who will each serve for a term of three years and until their successors are elected and qualify;

2.	To ratify the selection of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	To approve a proposal to authorize the Company to issue options, warrants or securities to subscribe to, convert to, or purchase common stock, subject to the conditions as set forth in the proxy statement;

4.	To approve of the Company becoming subject to a minimum asset coverage ratio of at least 150%, permitting the Company to double its amount of debt incurrence, pursuant to Section 61(a)(2) of the 1940 Act, as amended by the Small Business Credit Availability Act

5.	To consider and take action upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

VOTING INFORMATION

Record Date and Quorum Required

The record date of the Annual Meeting is the close of business on the Record Date. For each proposal to be voted upon, you may cast one vote for each share of common stock that you own as of the Record Date. Stockholders do not have cumulative voting rights or rights of appraisal.

A quorum of stockholders must be present for any business to be conducted at the Annual Meeting. The presence at the Annual Meeting, in person (i.e., virtually) or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast as of the Record Date will constitute a quorum. On the Record Date, there were [●] shares outstanding and entitled to vote. Thus, [●] shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person (i.e., virtually) at the Annual Meeting.  Abstentions, “withhold” votes and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Annual Meeting. However, abstentions and broker non-votes are not counted as votes cast. A “broker non-vote” with respect to a matter occurs when a broker, bank or other institution or nominee holding shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposals.

If a quorum is not present at the Annual Meeting, the person named as chair of the Annual Meeting may adjourn the meeting to permit further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s).

Attending the Annual Meeting Virtually

Only record or beneficial owners of the Company’s common stock as of the close of business on April 18, 2022 or their proxies may attend the Annual Meeting. Stockholders may attend the Annual Meeting on the Internet at [●] by using the password “[●]” and the virtual control number provided on their proxy card. In order to attend the meeting, beneficial owners must also provide a legal proxy or other instruction or evidence of ownership.

Voting at the Annual Meeting Virtually

If you are a record holder, you may vote your shares at the Annual Meeting by using the virtual control number contained in the proxy card you receive by mail. You may attend the Annual Meeting on the Internet at [●] by using the password “[●]” and the virtual control number provided on your proxy card. You must have the virtual control number with you during the Annual Meeting in order to vote.

If you are a beneficial holder (i.e., you hold shares of common stock through a broker, bank or other nominee) and you want to vote in person (i.e., virtually) at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and upload it during the online registration process for the virtual Annual Meeting.

Authorizing a Proxy for Shares Held in Your Name

If you are the record holder of your shares, you may vote by submitting your proxy by telephone, over the Internet, by mail, or in person (i.e., virtually) at the Annual Meeting.

•	You may vote your shares by telephone or over the Internet by following the instructions set forth on the Notice of Internet Availability of Proxy Materials. We encourage you to vote via the Internet, as it saves us significant time and processing costs.

•	If you request hard copies of the proxy statement and proxy card, you may vote by mail by completing, dating and signing the proxy card and promptly mailing it in the enclosed postage-paid envelope. You do not need to put a stamp on the enclosed envelope if you mail it in the United States. The shares you own will be voted according to the instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter described in this proxy statement, the shares you own will be voted in accordance with the recommendations of our Board of Directors.

•	If you attend the Annual Meeting and are a registered stockholder, you may vote by completing a ballot available at the Annual Meeting, or, if you requested a hard copy of the proxy card, by delivering your completed proxy card in person at the Annual Meeting.

By giving us your proxy, you will be directing us on how to vote your shares at the Annual Meeting. Even if you plan on attending the Annual Meeting, we urge you to vote now by giving us your proxy. This will ensure that your vote is represented at the Annual Meeting.

Submitting Voting Instructions for Shares Held Through a Broker

If your shares are held in street name, the broker or nominee that holds your shares has the authority to vote them, absent your approval, only as to routine matters, which, in the case of the Annual Meeting, only applies to the proposal to ratify the appointment of our independent registered public accounting firm. For all other matters to be voted on at the Annual Meeting, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and has enclosed a voting instruction form with this proxy statement. In either case, they will vote your shares as you direct on their voting instruction form. You can vote by completing the enclosed voting instruction form and returning it in the enclosed U.S. postage-prepaid envelope. If you want to vote your shares in person (i.e., virtually) at the Annual Meeting, you must obtain a valid proxy from your broker or nominee. You should refer to the instructions provided in the proxy statement or Notice of Internet Availability of Proxy Materials for further information. Additionally, the availability of telephone or Internet voting depends on the voting process used by the broker or nominee that holds your shares.

You may receive more than one proxy statement and proxy card or voting instruction form if your shares are held through more than one account (e.g., through different brokers or nominees). Each proxy card or voting instruction form only covers those shares of common stock held in the applicable account. If you hold shares in more than one account, you will have to provide voting instructions as to all your accounts to vote all your shares.

Revoking Your Proxy

If you are a stockholder of record, you can revoke your proxy by (1) delivering a written notice, which is received by the close of business on [●], 2022, that you are revoking your proxy to the attention of our Corporate Secretary, Thomas B. Raterman, at 205 N. Michigan Ave, Suite 4200, Chicago, IL 60601; (2) delivering a later-dated, properly executed proxy card, which is received no later than the opening of the polls at the Annual Meeting; or (3) voting in person (i.e., virtually) at the meeting. If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Attending the Annual Meeting does not revoke your proxy unless you also vote in person (i.e., virtually) at the meeting. Stockholders have no appraisal or dissenters’ rights in connection with any of the proposals described herein.

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes
Proposal 1 — To elect two directors of the Company nominated by the Board and named in this proxy statement who will each serve for a term of three years and until their successors are duly elected and qualify	Affirmative vote of a plurality of all the votes cast at the Annual Meeting	No	Broker non-votes are not counted as votes cast for purposes of the election of directors and, therefore, will have no effect on the outcome of such election. A proxy marked “withhold” with respect to a director nominee will result in such director nominee receiving one fewer “FOR” vote that would count towards a plurality.

Proposal 2 — To ratify the selection of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022	Affirmative vote of a majority of the votes cast at the Annual Meeting	Yes	Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote on this proposal.

Proposal 3 — To approve a proposal to authorize the Company to issue options, warrants or securities to subscribe to, convert to, or purchase common stock, subject to the conditions as set forth in the proxy statement	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	No	Abstentions and broker non-votes will have no effect on the result of the vote.

Proposal 4 — To approve of the Company becoming subject to a minimum asset coverage ratio of at least 150%, permitting the Company to double its amount of debt incurrence, pursuant to Section 61(a)(2) of the Investment Company Act of 1940, as amended by the Small Business Credit Availability Act	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	No	Abstentions and broker non-votes will have no effect on the result of the vote.

Confidential Voting

All voted proxies and ballots will be handled to protect your voting privacy as a stockholder. Your vote will not be disclosed except:

•	to meet any legal requirements;

•	to permit the inspectors of election to tabulate and certify your vote; or

•	to adequately respond to your written comments on your proxy card.

Vote Results

Preliminary voting results will be announced at the Annual Meeting and filed on a Current Report on Form 8-K within four business days of the Annual Meeting. Final results, if different from the preliminary voting results, will be published on an amended Current Report on Form 8-K within four days after the final voting results are established.

INFORMATION REGARDING THIS SOLICITATION

The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing and posting this proxy statement and the Annual Report to the internet, and the cost of mailing the Notice of Internet Availability of Proxy Materials and any requested proxy materials to the stockholders. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person (i.e., virtually) and by telephone or facsimile transmission by directors, officers or regular employees of the Company or the Adviser, for which no director, officer or regular employee will receive any additional or special compensation. The address of Runway Growth Capital LLC is 205 N. Michigan Ave, Suite 4200, Chicago, Illinois 60601.

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokerages and other institutional holders of record have implemented householding. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request information about householding of their communications should contact their brokers or other intermediary holder of record. You can notify us by sending a written request to: Thomas B. Raterman, Corporate Secretary, Runway Growth Finance Corp., 205 N. Michigan Ave, Suite 4200, Chicago, Illinois 60601, or by calling (312) 281-6270. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Thomas B. Raterman c/o Runway Growth Finance Corp., 205 N. Michigan Ave, Suite 4200, Chicago, Illinois 60601, Telephone: (312) 281-6270.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 18, 2022, the beneficial ownership of our common stock by each of our current directors, each nominee for director, each of our executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 18, 2022 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of April 18, 2022. Percentage of ownership is based on [●] shares of common stock outstanding as of April 18, 2022.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors is c/o Runway Growth Finance Corp., 205 N. Michigan Ave, Suite 4200, Chicago, Illinois 60601.

The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Company.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)		Percentage of Class
Interested Directors:
R. David Spreng	152,566.18	(4)	*
Brian Laibow	–		*
Independent Directors:
Gary Kovacs	44,273		*
Julie Persily	14,189		*
Lewis W. Solimene, Jr.	14,189		*
Executive Officers Who Are Not Directors:
Thomas B. Raterman	96,456.92	(5)	*
Joseph McDermott	–		*
Executive officers and directors as a group	236,342.18		*
5% or More Holders:

OCM Growth Holdings, LLC(2)	20,765,158		50.1%
Carilion Clinic(3)	2,213,668		5.3%
Retirement Plan of Carilion Clinic(3)	2,213,668		5.3%

* Less than 1%.

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)	Based on information included in the Form 4 filed by OCM Growth Holdings, LLC (“OCM Growth”) with the SEC on March 1, 2022. Pursuant to an irrevocable proxy, the shares held by OCM Growth must be voted in the same manner that our other stockholders vote their shares. The following entities may be deemed to have indirect beneficial ownership of the shares of common stock held by OCM Growth: (i) Oaktree Fund GP, LLC, a Delaware limited liability company (“Fund GP”), in its capacity as the manager of OCM Growth; (ii) Oaktree GP I, L.P., a Delaware limited partnership (“GP I”), in its capacity as the managing member of GP LLC; (iii) Oaktree Capital I, L.P., a Delaware limited partnership (“Capital I”), in its capacity as the general partner of GP I LLC; (iv) OCM Holdings I, LLC, a Delaware limited liability company (“Holdings I”), in its capacity as the general partner of Capital I; (v) Oaktree Holdings, LLC, a Delaware limited liability company (“Holdings”), in its capacity as the managing member of Holdings I; (vi) Oaktree Capital Group, LLC, a Delaware limited liability company (“OCG”), in its capacity as the managing member of Holdings LLC; (vii) Oaktree Capital Group Holdings GP, LLC (“OCGH GP”), in its capacity as the duly appointed manager of OCG; (viii) Brookfield Multi-Strategy Master Fund LP, a Cayman Island exempted limited partnership (“Master Fund LP”); (ix) Brookfield Multi-Strategy Fund GP LLC, a Delaware limited liability company (“Multi-Fund Strategy Fund GP”), in its capacity as investment manager to Master Fund LP; (x) Brookfield BHS Advisors, LLC, a Delaware limited liability company (“BHS Advisors”), in its capacity as investment manager to Master Fund LP; (xi) Brookfield Public Securities Group Holdings LLC, a Delaware limited liability company (“Securities Group Holdings”), in its capacity as managing manager of BHS Advisors; (xii) Brookfield US Inc., a Delaware corporation (“Brookfield US”), in its capacity as managing member of Securities Group Holdings; (xiii) Brookfield US Holdings Inc., a Canadian corporation (“Brookfield US Holdings”), in its capacity as the sole shareholder of Brookfield US Holdings; (xiv) Brookfield Holdings Canada Inc., a Canadian corporation (“Brookfield Holdings Canada”), in its capacity as the sole shareholder of Brookfield US Holdings; (xv) Brookfield Asset Management Inc., a Canadian corporation (“BAM”) in its capacity as the indirect owner of the class A units of OCG; and (xvi) BAD Partners Trust, a Canadian corporation (“Partners,” and collectively with Fund GP, GP I, Capital I, Holdings I, Holdings, OCG, OCGH GP, Master Fund LP, Multi-Fund Strategy Fund GP, BHS Advisors, Securities Group Holdings, Brookfield US, Brookfield US Holdings, Brookfield Holdings Canada and BAM, the “Oaktree Funds”), a trust formed under the laws of Ontario, in its capacity as the sole owner of Class B Limited Voting Shares of BAM. Each Oaktree Fund disclaims beneficial ownership of all equity securities reported in the above table. OCGH GP is managed by an executive committee consisting of Howard S. Marks, Bruce A. Karsh, Sheldon M. Stone, John B. Frank and Jay S. Wintrob (the “OCGH GP Members”). In such capacity, the OCGH GP Members may be deemed to have indirect beneficial ownership of the shares of common stock held by OCM Growth. Each OCGH GP Member expressly disclaims beneficial ownership of shares of common stock held by OCM Growth, except to the extent of his respective pecuniary interest therein. The principal business address of OCM Growth is 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071.

(3)	Based on information included in the amended Schedule 13D jointly filed by Carilion Clinic and Retirement Place of Carilion Clinic on May 20, 2019. The address of Carilion Clinic and Retirement Plan of Carilion Clinic is 213 South Jefferson Street, Suite 807, Roanoke, Virginia 24011.

(4)	Includes 14,017.49 shares held by Mr. Spreng directly, 23,216.79 shares held by Mr. Spreng’s 401(k) Plan, and 85,331.92 shares held by Runway Growth Holdings LLC. The shares held by Runway Growth Holdings LLC, may be deemed to be beneficially owned by Mr. Spreng by virtue of his ownership interest in Runway Growth Holdings LLC and his position of Chief Executive Officer thereof. Mr. Spreng disclaims any beneficial ownership of these shares.

(5)	Includes 9,124.77 shares held by Mr. Raterman directly and 85,331.92 shares held by Runway Growth Holdings LLC. The shares held by Runway Growth Holdings LLC, may be deemed to be beneficially owned by Mr. Raterman by virtue of his ownership interest in Runway Growth Holdings LLC and his position of Chief Financial Officer thereof. Mr. Raterman disclaims any beneficial ownership of these shares.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date:

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
R. David Spreng	Over $100,000
Brian Laibow	None
Independent Directors:
Gary Kovacs	Over $100,000
Julie Persily	Over $100,000
Lewis W. Solimene, Jr.	Over $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of the Company’s equity securities beneficially owned is calculated based on the closing sales price of the Company’s common stock as reported on The NASDAQ Global Select Market as of April [●], 2022.

(3)	The dollar ranges of equity securities beneficially owned are: none; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and over $100,000.

PROPOSAL 1: ELECTION OF DIRECTORS

Our business and affairs are managed under the direction of the Board. Pursuant to our articles of amendment and restatement, (the “Articles of Amendment and Restatement”), the number of directors is set at three unless otherwise designated by the Board pursuant to our bylaws. In accordance with our bylaws, the Board has designated the number of directors to be five, three of whom are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of us, the Adviser or our respective affiliates. The Board is divided into three classes of directors serving staggered three-year terms. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. At each Annual Meeting, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors have been duly elected and qualify or any director’s earlier resignation, death or removal.

The terms of R. David Spreng and Brian Laibow, Class III directors, will expire at the Annual Meeting, and the Nominating and Corporate Governance Committee has recommended, and the Board has nominated, each of Messrs. Spreng and Laibow to stand for re-election at the Annual Meeting and to hold office until the annual meeting to be held in 2025 and until each of their successors are duly elected and qualify. Messrs. Spreng and Laibow are considered “interested persons” (as defined in the 1940 Act) of the Company.

Mr. Spreng and Mr. Laibow have each indicated their willingness to continue to serve if elected and have each consented to be named as a nominee. Mr. Spreng is not being nominated to serve as directors pursuant to any agreement or understanding between he and the Company. Mr. Laibow is being nominated to serve as a director pursuant to an agreement between OCM Growth and the Company (the “OCM Agreement”). Under the OCM Agreement, OCM Growth has a right to nominate a member of our board of directors, who would be considered an “interested” person of the Company (as defined in the 1940 Act). OCM Growth has nominated Mr. Laibow.

A stockholder can vote for or withhold his or her vote for the nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named in this proxy statement. If the nominees should decline or be unable to serve as directors, it is intended that the proxy will be voted for the election of such persons as is nominated as a replacement by the Nominating and Corporate Governance Committee and the Board. The Board has no reason to believe that the nominees will be unable or unwilling to serve.

Required Vote

The director nominees shall be elected by a plurality of all the votes cast at the Annual Meeting in person (i.e., virtually) or by proxy, provided that a quorum is present. If you vote “withhold authority” with respect to the nominees, your shares will not be voted with respect to the nominees indicated. Because directors are elected by a plurality of the votes, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for this proposal. Shares represented by broker non-votes also are not considered votes cast and thus have no effect on the proposal.

The Board unanimously recommends a vote “FOR” the election of R. DAVID SPRENG AND BRIAN LAIBOW

Biographical Information

Set forth below is a brief biography of Mr. Spreng, Mr. Laibow, and of all other members of the Board who will continue in office. Also included below following each biography is a brief discussion of the specific experience, qualifications, attributes or skills that led the Board to conclude that the applicable director should serve on our Board at this time. In addition, set forth further below is a biography of each executive officer who is not a director. Unless otherwise indicated by footnote, the address for each listed individual is 205 N. Michigan Ave, Suite 4200, Chicago, IL 60601.

Nominees for Election as Class III Directors

Name	Age	Position	Expiration of Term	Director Since
R. David Spreng	60	Chairman of the Board (Interested), Chief Executive Officer and President	2022	2015
Brian Laibow	44	Director (Interested)	2022	2017

R. David Spreng is our President, Chief Executive Officer and Chairman of the Board and is the founder, Chief Executive Officer and Chief Investment Officer of Runway Growth Capital LLC, our external investment adviser (the “Adviser”). Mr. Spreng has over 25 years of experience as a venture capitalist and ten years as a growth-debt lender. Mr. Spreng also previously served as a Partner of Decathlon Capital Partners, which he co-founded in 2010 as a provider of growth capital for established companies. He also served as Managing Partner of Crescendo Ventures, which he co-founded in 1998 as a venture capital firm focused on early-stage investments in the technology, digital media and technology-enabled service markets. He founded IAI Ventures in 1994, before which he served as Vice President and then Senior Vice President of Investment Advisers Inc., a $20 billion diversified asset management firm from 1989 to 1994. Mr. Spreng served on the board and as chairman of the Government Affairs Committee of the National Venture Capital Association from 2005 to 2009. He served as an advisory board member of the Silicon Valley Executive Network from 2007 to 2012 and as a member of the Silicon Valley Executive Network from 2007 to 2015. Mr. Spreng has been an active member of the World Economic Forum community since 2005, including as a frequent panelist in Davos, as a member of the Technology Pioneers Selection Committee, the Steering Committee for Entrepreneurship and Successful Growth Strategies, and as an adviser to the Alternative Investments 2020 and Mainstreaming Impact Investing initiatives. Mr. Spreng currently serves on the board of directors of a number of private companies. In addition, Mr. Spreng served on the board of directors for Envivio, Inc., a provider of software- based IP video processing and distribution solutions, from 2004 to 2015, when it was acquired by Ericsson and previously served on the board of directors of Compellent Technologies, a publicly-traded provider of enterprise-class network solutions, from 2006 to 2011, prior to its acquisition by Dell. He also served on the board of directors of GSV Capital Corp., an investment company, from 2011 to 2015. Mr. Spreng is a graduate, with distinction, of the University of Minnesota.

The Board has concluded that Mr. Spreng’s experience in managerial positions in investment management, venture capital and direct growth-debt lending provides the Board valuable industry-specific knowledge and expertise on these and other matters, thus qualifying him to serve as a member of the Board.

Brian Laibow has served as a member of the Board since 2017. Mr. Laibow currently serves as Co-Head of North America & Managing Director Opportunities Funds at Oaktree and has served in various capacities at Oaktree since 2006. Mr. Laibow previously worked at Caltius Private Equity, a middle market LBO firm in Los Angeles, in 2005. Mr. Laibow’s prior experience includes Director of M&A and Corporate Strategy at EarthLink, Inc., senior business analyst at McKinsey & Company and an investment banking internship at J.P. Morgan. Mr. Laibow has served as a member of the board of directors of Aleris Corporation, a holding company, since 2010. Mr. Laibow graduated magna cum laude with a B.A. degree in economics from Dartmouth College and studied economics at Oxford University. Mr. Laibow received his M.B.A. from Harvard Business School.

The Board has concluded that Mr. Laibow’s experience in private credit and middle market lending and investment banking provides the Board valuable expertise, thus qualifying him to serve as a member of the Board.

Incumbent Class I Director: Term Expiring 2023

Name	Age	Position	Expiration of Term	Director Since
Gary Kovacs	58	Director (Independent)	2023	2016

Gary Kovacs has served as a member of the Board since 2016 and is a member of the Audit Committee and Compensation Committee and Chair of the Nominating and Corporate Governance Committee. Mr. Kovacs has served as Chief Executive Officer of Accela, Inc., a provider of technology solutions, since December 2018. Prior to joining Accela, Mr. Kovacs served as managing director of AVG Technologies N.V.’s management board and as Chief Executive Officer of AVG from 2013 to December 2016. Prior to joining AVG, Mr. Kovacs served as Chief Executive Officer of Mozilla Corporation from 2010 to 2013. Prior to joining Mozilla, Mr. Kovacs held senior leadership roles as Senior Vice President of Markets, Solutions & Products at Sybase through to the acquisition by SAP, and as General Manager and Vice President of Mobile & Devices at Macromedia and Adobe. Previously, he led Zi Corporation, a public company specializing in embedded software and services for mobile and consumer devices. Before founding Zi Corporation, Mr. Kovacs spent 10 years at IBM in leadership positions in product management, sales, marketing and operations within the global software division. Mr. Kovacs graduated from the University of Calgary, in Canada, with his Bachelor of Commerce and an MBA with distinction. Mr. Kovacs serves on the advisory board of DocuSign, and the board of directors of Desire to Learn (D2L), ePhox Corporation, Sensory, Inc. and Make-a-Wish Foundation (Bay Area Chapter). He is also a member of the University of Calgary Management Advisory Council.

The Board has concluded that Mr. Kovacs’ extensive leadership experience in the technology industry qualifies him to serve as a member of the Board.

Incumbent Class II Directors: Term Expiring 2024

Name	Age	Position	Expiration of Term	Director Since
Julie Persily	56	Director (Independent)	2024	2017
Lewis W. Solimene, Jr.	62	Director (Independent)	2024	2017

Julie Persily has served as a member of the Board since 2017 and is a member of the Audit Committee and the Nominating and Corporate Governance Committee and Chair of the Compensation Committee. Ms. Persily has also served as a member of the board of directors of Investcorp Credit Management BDC, Inc. (f/k/a CM Finance Inc.) (Nasdaq: ICMB), a business development company, since 2013; and SEACOR Marine Holdings Inc. (NYSE: SMHI), a global marine and support transportation services company, since April 2018. Ms. Persily retired in 2011 after serving as the Co-Head of Leveraged Finance and Capital Markets of Nomura Securities North America, a unit of Nomura Holdings Inc. (NYSE: NMR), a securities and investment banking company, since July 2010. Ms. Persily previously served in various capacities at Citigroup Inc. (NYSE: C), a financial services company, including as the Co-Head of Leveraged Finance Group from December 2006 to November 2008, the Head of Acquisition Finance Group from December 2001 to November 2006 and as Managing Director from July 1999 to November 2001. From 1990 to 1999, Ms. Persily served in various capacities including as a Managing Director, Leveraged Finance at BT Securities Corp., a financial services company and a subsidiary of Bankers Trust Corp., which was acquired by Deutsche Bank in April 1999. From 1987 to 1989, Ms. Persily served as an analyst at Drexel Burnham Lambert, a securities and investment banking company. Ms. Persily received a B.A. in psychology and economics from Columbia College and a M.B.A. in financing and accounting from Columbia Business School.

The Board has concluded that Ms. Persily’s extensive experience with structuring, negotiating and marketing senior loans and high-yield and mezzanine financings brings important and valuable skills to the Board.

Lewis W. Solimene, Jr. has served as a member of the Board since 2017 and is the Chair of the Audit Committee and a member the Compensation Committee and Nominating and Corporate Governance Committee. Since July 2021, Mr. Solimene has served as a Managing Director of Monroe Capital LLC since July 2021 and Chief Financial Officer, Chief Investment Officer, and Secretary of Monroe Capital Income Plus Corporation, a private business development company managed by Monroe Capital LLC, since January 2022. Prior to joining Monroe Capital LLC, Mr. Solimene served as a Managing Director and Head of Opportunistic Investments at Allstate Investments from March 2016 through April 2021, where he was responsible for managing a portfolio strategy that focuses on deploying debt and equity capital in dislocated markets, out-of- favor sectors and special solutions. Prior to joining Allstate Investments, Mr. Solimene was Senior Managing Director and Head of the Restructuring and Special Situations Group, as well as the Chicago office, at Macquarie Capital from 2007 to 2016. He was also a Managing Director at Giuliani Capital Advisors LLC from 2004 to 2007, where he ran the Restructuring Advisory Practice. At Ernst & Young Corporate Finance LLC from 2000 to 2004, Mr. Solimene was a Managing Director specializing in providing strategic solutions for underperforming and over-leveraged companies. From 1981 to 2000, Mr. Solimene held a number of leadership roles at Bank of America (and its predecessor, Continental Illinois National Bank and Trust Company), including as a Managing Director in the Global Special Situation Group where he managed a proprietary capital portfolio of stressed and distressed bank debt, private placements, high-yield bonds and equities. Mr. Solimene currently serves on the boards of directors of a number of privately held companies and non-profit organizations. He received a B.S. in Finance from Western Illinois University and an M.B.A. from the University of Chicago Graduate School of Business.

The Board has concluded that Mr. Solimene’s over 30 years of investment management, investment banking, restructuring, advisory and corporate finance experience with companies that have complex capital needs qualifies him to serve as a member of the Board.

Executive Officers Who Are Not Directors

Name	Age	Position	Officer Since
Thomas B. Raterman	62	Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary	2015
Joseph McDermott	53	Chief Compliance Officer	2021

Thomas B. Raterman has served as our Chief Financial Officer, Treasurer and Secretary, and as the Chief Financial Officer of Runway Growth Capital LLC since 2015, as well as our Chief Operating Officer since 2021. Mr. Raterman formerly served as Director, Chief Operating Officer and Chief Financial Officer of GSV Financial Group from February 2011 to December 2016. Mr. Raterman has more than 30 years of corporate finance, investment banking, private equity and financial executive management experience with rapidly growing entrepreneurial companies. Mr. Raterman also served as chairman and Chief Executive Officer of a boutique financial advisory firm, InterOcean Financial Group LLC, and its wholly-owned subsidiaries from March 2006 to August 2009, where he led the day-to-day operations of InterOcean Financial Group’s merchant banking and private equity business. In addition, he was co-founder and served as Chief Financial Officer, Executive Vice President and Central Region Manager of LKQ Corporation from February 1998 to February 2001. During his tenure, LKQ completed 31 acquisitions and grew to $225 million in revenue. Today LKQ Corporation is publicly traded (NASDAQ: LKQX) with annual revenue of $11.6 billion in 2020 and current market capitalization of $15.2 billion. Mr. Raterman also served as a Vice President of Flynn Enterprises, Inc., a family office and venture capital and consulting firm, from June 1995 to February 2001. Earlier in his career, Mr. Raterman worked at several leading commercial lending firms including GE Capital, Continental Illinois National Bank and Security Pacific Bank. Mr. Raterman earned a Masters of Management with a concentration in Finance from Northwestern University Kellogg Graduate School of Management and a Bachelor of Science from Miami University in Oxford, Ohio.

Joseph McDermott has served as our Chief Compliance Officer since August 2021. Mr. McDermott has served as a Director at Alaric Compliance Services LLC (“Alaric”) since July 2019 and performs his functions as our Chief Compliance Officer under the terms of an agreement between the Company and Alaric. He may be from time to time engaged to serve as the Chief Compliance Officer for other business development companies, SEC registered investment advisers, and other funds or managers pursuant to his employment with Alaric. He most recently served as the Chief Compliance Officer for the THL Credit Senior Loan Fund from 2018 to 2019, a NYSE listed closed-end fund, and the Compliance Manager for its investment adviser, THL Credit Advisors LLC, $16 billion alternative credit adviser. Prior to his employment at THL Credit, he served as Chief Compliance Officer for Aviva Investors Americas, LLC and Aviva Investors Canada, Inc. from 2015 to 2018. Mr. McDermott received his B.A. from Loras College and M.B.A. from DePaul University.

CORPORATE GOVERNANCE

Board Composition

The Board consists of five members. Pursuant to the Articles of Amendment and Restatement, the Board is divided into three classes, with the members of each class serving staggered, three-year terms. The term of our Class III directors will expire at the Annual Meeting; the term of our Class I directors will expire at the 2023 annual meeting of the stockholders; and the term of our Class II director will expire at the 2024 annual meeting of stockholders. The current composition of the Board is described above under “ – Biographical Information”.

Independent Directors

In accordance with rules of NASDAQ, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Nominating and Corporate Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.

In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in the NASDAQ listing rules. Section 5605 provides that a director of a business development company (“BDC”) shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company or the Adviser.

The Board has determined that the following directors are independent: Mr. Kovacs, Ms. Persily and Mr. Solimene (each an “Independent Director” and together, the “Independent Directors”). Based upon information requested from each such director concerning his or her background, employment and affiliations, the Board has affirmatively determined that none of the independent directors has a material business or professional relationship with the Company or its affiliates, other than in his or her capacity as a member of the Board or any committee thereof.

Interested Directors

Messrs. Spreng and Laibow are considered “interested persons” (as defined in the 1940 Act) of the Company. Mr. Spreng is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is the President and Chief Executive Officer of the Company and the Chief Executive Officer and Chief Investment Officer for the Adviser. Mr. Laibow is an “interested person” (as defined in the 1940 Act) of the Company because he is the nominee of OCM Growth, a majority shareholder of the Company, to the Board and because he serves on the Board of Managers and investment committee of the Adviser.

Board Meetings and Attendance

The Board met seven times during 2021. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which he or she served (during the periods that he or she served). The Board’s standing committees are set forth below under “ — Committees of the Board of Directors”. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders. Ms. Persily and Messrs. Solimene and Spreng attended the Annual Meeting in 2021.

Board Leadership Structure

The Board monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, the Board approves the appointment of our Adviser and officers, reviews and monitors the services and activities performed by our Adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under our bylaws, the Board may designate a Chair to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chairman of the Board should be an Independent Director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the Company’s and our stockholders’ best interests at such times.

Presently, Mr. Spreng serves as the Chairman of the Board. Mr. Spreng is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is the President and Chief Executive Officer of the Company and the Chief Executive Officer and Chief Investment Officer for the Adviser. Mr. Spreng’s familiarity with the Adviser’s investment platform and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the Chairman of the Board. Our view is that we are best served through this existing leadership structure, as Mr. Spreng’s relationship with the Adviser provides an effective bridge and encourages an open dialogue between management and the Board, ensuring that both groups act with a common purpose.

The Board does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director serves as Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee, each of which is comprised solely of Independent Directors, and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board’s Role in Risk Oversight

The Board performs its risk oversight function primarily through (a) its three standing committees, which report to the entire Board and are comprised solely of Independent Directors, and (b) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “ — Committees of the Board of Directors,” the Audit Committee and Nominating and Corporate Governance Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, systems of internal controls regarding finance and accounting, audits of the Company’s financial statements and establishing guidelines and making recommendations to the Board regarding the valuation of our investments. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.

The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and its service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of the compliance policies and procedures of the Company and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the Independent Directors at least once each year.

We believe that the Board’s role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness (or 150% if certain conditions are met), we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

The Board has established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee and may establish additional committees in the future. Each of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee operate pursuant to a charter, each of which is available under the “Documents & Charters” section of our website at https://investors.runwaygrowth.com/corporate-governance/governance-overview, and is also available in print to any stockholder who requests a copy.

Audit Committee

The members of our Audit Committee are Messrs. Solimene and Kovacs and Ms. Persily, each of whom is not considered an “interested person” of the Company for purposes of the 1940 Act and the Nasdaq Global Select Market corporate governance regulations. Mr. Solimene serves as Chair of the Audit Committee. The Board has determined that Mr. Solimene is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Messrs. Solimene and Kovacs and Ms. Persily meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act. The Audit Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to the Board regarding the valuation of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements, overseeing internal audit staff and periodic filings and receiving our audit reports and financial statements. The Audit Committee held nine meetings in 2021.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee operates pursuant to a charter approved by the Board. The members of the Nominating and Corporate Governance Committee are Ms. Persily and Messrs. Solimene and Kovacs, each of whom is considered independent under the rules of the NASDAQ Global Select Market and is not an “interested person” (as defined in the 1940 Act) of the Company. Mr. Kovacs serves as Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee thereof, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Nominating and Corporate Governance Committee may consider nominating an individual recommended by a stockholder for election as a director if such stockholder complies with the advance notice provisions of our bylaws.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Company and its stockholders. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to our affairs;

•	are able to work with the other members of the Board and contribute to our success;

•	can represent the long-term interests of our stockholders as a whole; and

•	are selected such that the Board represents a range of backgrounds and experience.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a board of directors that best serves our needs and the interests of our stockholders. In addition, as part of the Board’s annual-self assessment, the members of our Nominating and Corporate Governance Committee will evaluate the membership of the Board and whether the Board maintains satisfactory policies regarding membership selection. The Nominating and Corporate Governance Committee held one meeting in 2021.

Compensation Committee

The members of our Compensation Committee are Messrs. Solimene and Kovacs and Ms. Persily, each of whom is not considered an “interested person” (as defined in the 1940 Act) of the Company for purposes of the NASDAQ corporate governance requirements and rules and regulations of the SEC, including the compensation committee requirements of the Nasdaq Listing Rule 5605(d) and Rule 5605(a)(2). Ms. Persily serves as Chair of the Compensation Committee. In accordance with its written charter adopted by the Board, the Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of our Chief Executive Officer and all other executive officers. The Compensation Committee also assists the Board with matters related to compensation generally, except with respect to compensation of the directors. As none of our executive officers currently is compensated by us, the Compensation Committee will not produce and/or review a report on executive compensation practices.

Communication with the Board of Directors

Stockholders with questions about us are encouraged to contact Thomas B. Raterman, Corporate Secretary, 205 N. Michigan Ave, Suite 4200, Chicago IL 60601 (312) 281-6270. However, if stockholders believe that their questions have not been addressed, they may communicate with the Board directly by sending their communications to Runway Growth Finance Corp. Board of Directors, 205 N. Michigan Ave, Suite 4200, Chicago IL 60601. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or policies, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to the Audit Committee.

The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics which applies to, among others, our senior officers, including our Chief Executive Officer and our Chief Financial Officer, as well as any of our other officers, directors and employees. Our code of business conduct and ethics is available on our website at https://investors.runwaygrowth.com/corporate-governance/governance-overview. We will report any material amendments to or waivers of a required provision of our code of business conduct and ethics on our website and/or in a Current Report on Form 8-K.

Hedging, Speculative Trading and Pledging of Securities

Our insider trading policy prohibits our directors, executive officers and employees from engaging in any short-term trading, short sales and other speculative transactions involving our securities, including buying or selling puts or calls or other derivative securities based on our securities. In addition, such persons are prohibited under our insider trading policy from (i) entering into hedging or monetization transactions (such as zero-cost collars and forward-sale contracts) or similar arrangements, except in circumstances that are pre-approved by our chief compliance officer, and (ii) pledging our securities in a margin account or as collateral for a loan, except that our securities may be pledged as collateral for a loan (not including margin debt) if such person clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities and such transaction is pre-approved by our chief compliance officer.

Compensation of Directors

The following table sets forth the compensation received by our directors for the year ended December 31, 2021. No compensation is paid to our directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, for their service as directors.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
R. David Spreng	—	—	—
Brian Laibow	—	—	—
Independent Directors
Gary Kovacs	$97,500	—	$97,500
Julie Persily	$93,750	—	$93,750
Lewis W. Solimene, Jr.	$97,500	—	$97,500

(1)	For a discussion of the Independent Directors’ compensation, see below.

(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Prior to our initial public offering on October 25, 2021 (“IPO”), the Independent Directors received an annual fee of $65,000. They also received $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in-person each regular meeting of the Board and $1,500 for attending any regular Board meeting telephonically. They also received $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in-person and $500 for attending any committee meeting telephonically. In addition, they received $500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each special Board meeting. The Chair of the Audit Committee received an annual fee of $5,000.

Upon the completion of our IPO, the Independent Directors receive an annual fee of $95,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in-person each regular meeting of the Board and $1,500 for attending any regular Board meeting telephonically. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in-person and $500 for attending any committee meeting telephonically, as well as $500 plus reimbursement of reasonable out-of-pocket expenses in connection with attending each special Board meeting. The Chair of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee each receive an annual fee of $5,000.We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent Directors will have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the per share net asset value of our common stock.

Compensation of Executive Officers

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser, Runway Administrator Services, LLC, our administrator (the “Administrator”), or their affiliates, pursuant to the terms of our existing investment advisory agreement with the Adviser (the “Existing Advisory Agreement”), and the administration agreement with the Administrator (the “Administration Agreement”), as applicable. Our day-to-day investment and administrative operations are managed by the Adviser and the Administrator. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Adviser, the Administrator or their affiliates. Mr. McDermott, our Chief Compliance Officer, has been appointed pursuant to an agreement between the Company and Alaric Compliance Services LLC and is compensated by Alaric Compliance Services LLC.

None of our executive officers receive direct compensation from us. We reimburse the Administrator the allocable portion of the compensation paid by the Administrator (or its affiliates) to our Chief Compliance Officer and Chief Financial Officer (based on the percentage of time such individuals devote, on an estimated basis, to our business and affairs). Certain of our executive officers and other members of the Adviser’s investment committee, including Messrs. Spreng and Raterman, through their ownership interest in or management positions with the Adviser, may be entitled to a portion of any profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Advisory Agreement. See “Certain Relationships and Related Transactions” below.

We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director or executive officer who is a party to the agreement, or an “Indemnitee,” including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires directors, certain officers and ten percent stockholders to file reports of ownership and changes in ownership with the SEC. Based upon a review of filings with the SEC, we believe that all reports for the Company’s officers, directors and ten percent stockholders that were required to be filed under Section 16 of the Exchange Act were timely filed for 2021, except that two Form 4s were not filed timely on behalf of OCM Growth Holdings, LLC due to administrative error.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain members of the Adviser’s senior investment team and the investment committee serve, or may serve, as officers, directors, members or principals of entities that operate in the same or a related line of business as we do, or of investment vehicles managed by the Adviser with similar investment objectives. Similarly, the Adviser may have other clients with similar, different or competing investment objectives.

Our investment strategy includes investments in secured loans, together with, in many cases, attached equity “kickers” in the form of warrants, and direct equity investments. As a result, members of the Adviser’s senior investment team and the investment committee, in their roles at the Adviser, may face conflicts in the allocation of investment opportunities among us and other investment vehicles that are managed by the Adviser with similar or overlapping investment objectives in a manner that is fair and equitable over time and consistent with the Adviser’s allocation policy. Generally, when a particular investment would be appropriate for us as well as one or more other investment funds, accounts or vehicles that may in the future be managed by the Adviser’s senior investment team, such investment will be apportioned by the Adviser’s senior investment team in accordance with (1) the Adviser’s internal conflict of interest and allocation policies, (2) the requirements of the Investment Advisers Act of 1940, as amended, and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. Such apportionment may not be strictly pro rata, depending on the good-faith determination of all relevant factors, including differing investment objectives, diversification considerations and the terms of our or the respective governing documents of such investment funds, accounts or investment vehicles. These procedures could, in certain circumstances, limit whether a co-investment opportunity is available to us, the timing of acquisitions and dispositions of investments, the price paid or received by us for investments or the size of the investment purchased or sold by us. The Adviser believes this allocation system is fair and equitable, and consistent with its fiduciary duty to us. In particular, we have disclosed to investors how allocation determinations are made among any investment vehicles managed by the Adviser.

In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby certain of our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us, stockholders that own more than 5% of us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by the Board or exemptive relief for such transaction. The Board will review these procedures on an annual basis.

We may co-invest with investment funds, accounts and vehicles managed by the Adviser, where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. On August 10, 2020, we, the Adviser, and certain other funds and accounts sponsored or managed by the Adviser and/or its affiliates were granted an order (the “Order”) that permits us greater flexibility than the 1940 Act permits to negotiate the terms of co-investments if our Board of Directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that the ability to co-invest with similar investment structures and accounts sponsored or managed by the Adviser or its affiliates will provide additional investment opportunities and the ability to achieve greater diversification. Under the terms of the Order, a majority of our Independent Directors are required to make certain determinations in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment strategies and policies.

Advisory Agreement

We have entered into the Advisory Agreement with the Adviser. Mr. Spreng, our President, Chief Executive Officer and Chairman of our Board of Directors, and a member of the Adviser’s investment committee and Mr. Raterman, our Chief Operating Officer, Chief Financial Officer and a member of the Adviser’s investment committee, each have a direct pecuniary interest in the Adviser and an indirect pecuniary interest in the Adviser through their ownership interest in Runway Growth Holdings LLC (“Runway Growth Holdings”). Mr. Laibow, our director, and a member of the Adviser’s investment committee, may be deemed to have an indirect pecuniary interest in the Adviser through his role at Oaktree Capital Management, L.P. (“Oaktree”) which has a direct pecuniary interest in the Adviser. Pursuant to the Advisory Agreement, we pay the Adviser a base management fee and an incentive fee for its services. We paid the Adviser management fees of $8,988,920 and incentive fees of $ 9,231,830 for the year ended December 31, 2021.

The Adviser is responsible for sourcing, reviewing and structuring investment opportunities for us, underwriting and conducting diligence on our investments and monitoring our investment portfolio on an ongoing basis. The Adviser’s incentive fee is based on the value of our investments and, therefore, there may be a conflict of interest when personnel of the Adviser are involved in the valuation process for our portfolio investments. See the “Risk Factors” sections of our public SEC filings for more information about these potential conflicts of interest.

Administration Agreement

We have entered into the Administration Agreement with the Administrator, a wholly-owned subsidiary of the Adviser, pursuant to which the Administrator is responsible for furnishing us with office facilities and equipment and will provide us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Pursuant to the Administration Agreement, we pay the Administrator an amount equal to our allocable portion (subject to the review of the Board) of the Administrator’s overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs associated with performing compliance functions. We reimbursed the Administrator $942,320 and accrued a payable of $ 221,243 due to the Administrator for the year ended December 31, 2021, which includes amounts reimbursable to the Administrator for organizational and offering costs, professional fees and other expenses.

License Agreement

We have entered into a license agreement with the Adviser (the “License Agreement”) pursuant to which the Adviser has granted us a personal, non-exclusive, royalty-free right and license to use the name “Runway Growth Finance”. Under the License Agreement, we have the right to use the “Runway Growth Finance” name for so long as the Adviser or one of its affiliates remains our Adviser. Other than with respect to this limited license, we have no legal right to the “Runway Growth Finance” name.

If any of the contractual obligations discussed above are terminated in the future, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we receive under the Advisory Agreement and the Administration Agreement. Any new investment advisory agreement would also be subject to approval by our stockholders.

Oaktree Strategic Relationship

In December 2016, we and the Adviser entered into a strategic relationship with Oaktree. Oaktree is a leading global alternative investment management firm with expertise in credit strategies. In connection with the strategic relationship, OCM Growth, managed by Oaktree, purchased an aggregate of 14,571,334 shares of our common stock for an aggregate purchase price of $219.3 million in our initial private offering and our second private offering (the “OCM Commitment”). As of April 18, 2022, OCM Growth owns [●] shares of our common stock or [●]% of our total issued and outstanding shares. OCM Growth has granted a proxy to us pursuant to which the shares held by OCM Growth will be voted in the same proportion as our other stockholders vote their shares.

In connection with the OCM Commitment, we entered into a stockholder agreement, dated December 15, 2016, with OCM Growth, pursuant to which OCM Growth has a right to nominate a member of our Board for election for so long as OCM Growth holds shares of our common stock in an amount equal to, in the aggregate, at least one-third (33%) of OCM Growth’s initial $125 million capital commitment. Brian Laibow, Co-Head of North America & Managing Director Opportunities Funds, serves on our Board as OCM Growth’s director nominee and is considered an interested director. OCM Growth also holds a minority interest in the Adviser and has the right to appoint a member of the Adviser’s board of managers and a member of the investment committee. Brian Laibow is OCM Growth’s appointee to the Adviser’s board of managers and investment committee. In connection with the OCM Commitment, OCM Growth also purchased additional equity in the Adviser.

Mr. Laibow is an employee of Oaktree, and we expect that he will continue to engage in investment advisory activities for Oaktree, which could result in a conflict of interest and may distract him from his responsibilities to us and the Adviser. Messrs. Spreng and Raterman will monitor the relationship with Mr. Laibow for any conflicts of interest and will seek to resolve them on our behalf, subject to the oversight of the Board. Mr. Laibow will recuse himself from consideration of any potential conflicts related to Oaktree, should any such conflicts arise.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, including the Audit Committee, which consists solely of Independent Directors, has selected RSM US LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

RSM US LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in us or our affiliates. It is expected that a representative of RSM US LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

Principal Accountant Fees and Services

The following aggregate fees by RSM US LLP were billed for work attributable to audit, tax and other services provided to the Company in each of the fiscal years ended December 31, 2021 and 2020.

	Fiscal Year Ended December 31, 2021	Fiscal Year Ended December 31, 2020
Audit Fees	$750,019	$472,494
Audit-Related Fees	—	—
Tax Fees	21,250	20,250
All Other Fees	—	—
Total Fees:	$771,269	$492,744

Services rendered by RSM US LLP in connection with fees presented above were as follows:

Audit Fees.  Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.

Audit-Related Fees.  Audit related fees are assurance-related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation.

Tax Fees.  Tax fees include professional fees for tax compliance and tax advice.

All Other Fees.  Fees for other services would include fees for products and services other than the services reported above.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by RSM US LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve all audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. In accordance with the pre-approval policy, the Audit Committee includes every year a discussion and pre-approval of such services and the expected costs of such services for the year.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval at the first Audit Committee meeting of the year must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of Runway Growth Finance Corp. operates under a written charter adopted by the Board of Directors. The Audit Committee is currently composed of Ms. Persily and Messrs. Solimene and Kovacs.

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm the Company’s financial statements to be filed with the SEC for the fiscal year ended December 31, 2021. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. GAAP, and reviewed significant accounting matters with the Audit Committee. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by PCAOB Auditing Standard 1301: Communications with Audit Committees (“PCAOB Auditing Standard 1301”). PCAOB Auditing Standard 1301 requires our independent registered public accounting firm to discuss with our Audit Committee, among other things, the following:

•	methods used to account for significant unusual transactions;

•	the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

•	the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

•	disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the consolidated financial statements.

Additionally, the Audit Committee has discussed with RSM US LLP the matters required to be discussed by PCAOB Auditing Standard 2410: Related Parties.

The Audit Committee received and reviewed the written disclosures from RSM US LLP required by the applicable Public Company Accounting Oversight Board (United States) (the “PCAOB”) rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence, and has discussed with RSM US LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to RSM US LLP. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting RSM US LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s financial statements as of and for the year ended December 31, 2021 be included in the 2021 Form 10-K, for filing with the SEC. The Audit Committee also recommended the selection of RSM US LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022 and the Board approved such recommendation.

Respectfully Submitted,

Audit Committee Members

Lewis W. Solimene, Jr., Chair
Gary Kovacs
Julie Persily

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF RSM US LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

PROPOSAL 3: APPROVAL TO AUTHORIZE THE COMPANY TO ISSUE OPTIONS, WARRANTS OR RIGHTS TO SUBSCRIBE TO, CONVERT TO, OR PURCHASE THE COMPANY’S COMMON STOCK IN ONE OR MORE OFFERINGS

The Board believes it would be in the best interests of the Company and its stockholders to have the ability to issue options, warrants or rights to subscribe to, convert to, or purchase shares of the Company’s common stock, which may include convertible preferred stock and convertible debentures, under appropriate circumstances in connection with the capital raising and financing activities of the Company. Sections 18(d) and 61(a) of the 1940 Act place restrictions on the ability of a BDC such as the Company to issue options, warrants or rights to subscribe or to convert to voting securities of the Company. If options, warrants or rights are to be issued, the proposal must be approved by the stockholders of the BDC. Thus, the Board has approved and recommends to the stockholders for their approval a proposal to issue options, warrants or rights to subscribe to, convert to or purchase shares of the Company’s common stock, which options, warrants or rights may or may not be accompanied by other securities of the Company.

If this proposal is approved, any issuances of options, warrants or rights to subscribe to, convert to or purchase shares of the Company’s common stock would be made in accordance with Section 61(a)(4) of the 1940 Act, pursuant to which we would be permitted to issue securities that may be converted into or exercised for shares of our common stock at a conversion or exercise price per share not less than our current market price at the date of issuance. This conversion or exercise price may, however, be less than our NAV per share at the date such securities are issued or at the date such securities are converted into or exercised for shares of our common stock.

Background and Reasons

In order to provide the Company with maximum flexibility to raise capital, the Company is asking you to approve the issuance of options, warrants or securities to subscribe for or convertible into shares of its common stock to the extent required by Section 61(a) on such terms and conditions as the Board determines to be in the best interests of the Company and its stockholders.

The Board, including a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Board, unanimously approved this proposal as in the best interests of the Company and its stockholders and recommends it to the stockholders for their approval. Upon obtaining the requisite stockholder approval, the Company will comply with the conditions described below in connection with any financing undertaken pursuant to this proposal. See “Key Stockholder Considerations” below for a discussion of the risks of dilution.

Management and the Board have determined that it would be advantageous to the Company to have the ability to sell or otherwise issue options, warrants or securities to subscribe for or convertible into shares of its common stock in connection with its financing and capital raising activities. The issuance of such securities may give the Company a cost-effective way to raise capital and is a common practice by corporations that are not BDCs. Such securities typically allow the purchasers thereof to participate in any increase in value of the issuer’s common stock. In particular, the Company believes that having the ability to issue options, warrants, and rights will enable it to more effectively structure potential private placements, block trades, and other direct equity issuances or commitments with institutional investors interested in making large investments or equity commitments to the Company and for the Company to optimize the timing and selling shares for when the capital is needed in order to minimize inefficiency, drag and dilution to stockholders.

The Company believes that changes in the U.S. capital markets have created a unique opportunity to invest at attractive risk-adjusted returns. For example, the U.S. capital markets have experienced volatility and disruption following the global outbreak of COVID-19 pandemic that began in December 2019, as well as following the conflict between Russia and Ukraine and related sanctions taken against Russia in response to the conflict. The persistence of these conditions is uncertain and they could continue for a prolonged period of time or worsen in the future. As a result, the Company is seeking flexibility to raise additional capital by selling options, warrants or securities to subscribe for or convertible into shares of its common stock so that it may take advantage of this opportunity.

While the Company has no immediate plans to issue any options, warrants or securities to subscribe for or convertible into shares of its common stock, it is seeking stockholder approval now in order to provide flexibility for future issuances, which typically must be undertaken quickly. The final terms of any sale of such securities, including price, dividend or interest rates, exercise or conversion prices, voting rights, anti-dilution protections, redemption prices, maturity dates and similar matters will be determined by the Board at the time of issuance. Also, because the Company has no immediate plans to issue any such securities, it is impracticable to describe the transaction or transactions in which the securities would be issued. Instead, any transaction where the Company issues such securities, including the nature and amount of consideration that would be received by it at the time of issuance and the use of any such consideration, will be reviewed and approved by the Board at the time of issuance. If this proposal is approved, no further authorization from the stockholders will be solicited prior to any such issuance in accordance with the terms of this proposal. The authority sought under this proposal has no expiration.

Conditions to Issuance

If the Company’s stockholders approve this proposal, the Company will only be able to issue options, warrants or securities to subscribe for or convertible into shares of its common stock pursuant to such stockholder approval so long as the issuance of such securities meets the following conditions:

(i)	the exercise or conversion feature of the options, warrants or rights must expire within 10 years of issuance;

(ii)	the exercise or conversion price for the options, warrants or rights must not be less than the current market value of the common stock at the date of the issuance of the options, warrants or rights; and

(iii)	a majority of the Company’s directors who are not “interested persons” of the Company as defined in the 1940 Act shall have approved each individual issuance of options, warrants or rights and determined that each such issuance is in the best interests of the Company and its stockholders.

In addition, if such securities are accompanied by other securities when issued, the securities cannot be separately transferable unless no class of such securities and the other securities that accompany them has been publicly distributed.

Prior to the time of issuance, the Board may determine to issue options, warrants or securities to subscribe for or convertible into shares of the Company’s common stock in a registered public offering or in a private placement either with or without an obligation to seek to register their resale at the request of the holders. The Board may also determine to use an underwriter or placement agent to assist in selling such securities if it concludes that doing so would assist in marketing such securities on favorable terms. Any such sale would be anticipated to result in a potential increase in the number of outstanding shares of the Company’s common stock. However, Section 61(a) of the 1940 Act limits the number of options, warrants or rights to subscribe to, convert to, or purchase the Company’s common stock that can be issued pursuant to this proposal. Specifically, the amount of voting securities that would result from the exercise or conversion of all of the Company’s options, warrants or rights to subscribe to, convert to, or purchase the Company’s common stock at the time of issuance shall not exceed 25% of the Company’s outstanding voting securities.

In addition, it is possible that the Board will authorize the issuance of options, warrants or securities to subscribe for or convertible into shares of the Company’s common stock that, to the extent permissible under the 1940 Act, may be exercisable or convertible into shares of the Company’s common stock at a price less than the current market value per share of the Company’s common stock or the NAV per share of the Company’s common stock at the time of such adjustment or at the time of their issuance.

Key Stockholder Considerations

Before voting on this proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect of the issuance of options, warrants or rights to subscribe to, convert to, or purchase shares of the Company’s common stock and the expenses associated with such issuances on the NAV per outstanding share of the Company’s common stock. Because the exercise or conversion price per share at the time of exercise or conversion could be less than the NAV per share of our common stock at the time of exercise or conversion, and because we would incur expenses in connection with any such issuance of options, warrants or convertible debt, such exercise or conversion could result in a dilution of NAV per share of our common stock at the time of such exercise. Any exercise of options, warrants or securities to subscribe for or convertible into shares of the Company’s common stock at an exercise or conversion price that is below NAV at the time of such exercise or conversion, would result in an immediate dilution to existing common stockholders. This dilution would include reduction in NAV as a result of the proportionately greater decrease in a stockholder’s interest in the earnings and assets of the Company and voting interest in the Company than the increase in the assets of the Company resulting from such issuance.

The Company cannot state precisely the amount of any such dilution because it does not know at this time what number of shares of common stock would be issuable upon exercise or conversion of any such securities that are ultimately issued. Because the exercise or conversion price per share could be less than NAV at the time of exercise or conversion (including through the operation of anti-dilution protections) and because the Company would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of NAV at the time of exercise or conversion. The amount of any decrease in NAV is not predictable because it is not known at this time what the exercise or conversion price and net asset value will be at the time of exercise or conversion or what number or amount (if any) of such securities will be issued. Such dilution, however, could be substantial.

Required Vote

Approval of this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy, provided that a quorum is present. Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and, as a result, will have no effect on the result of the vote with respect to this proposal. There will be no cumulative voting with respect to this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE COMPANY TO ISSUE OPTIONS, WARRANTS OR RIGHTS TO SUBSCRIBE TO, CONVERT TO, OR PURCHASE THE COMPANY’S COMMON STOCK IN ONE OR MORE OFFERINGS.

PROPOSAL 4: TO APPROVE THE REDUCTION OF THE COMPANY’S REQUIRED MINIMUM ASSET COVERAGE RATIO FROM 200% TO 150% WITH IMMEDIATE EFFECT

The Company is a closed-end investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to not exceed an asset coverage ratio, reflecting the value of our total assets to our total senior securities, which include all of our borrowings and any preferred stock issued by us, under the 1940 Act. Prior to March 23, 2018, Section 61(a) of the 1940 Act (which incorporates the requirements of Sections 18(a)(1) and 18(a)(2) of the 1940 Act) did not permit a BDC to issue senior securities unless, at the time of issuance, the BDC had an asset coverage ratio of at least 200%, taking into account that issuance of senior securities (the “Asset Coverage Ratio”). However, on March 23, 2018, the Small Business Credit Availability Act (the “SBCA”) was signed into law by the President. The SBCA, among other things, permits BDCs to be subject to a minimum Asset Coverage Ratio of 150% (the “150% Asset Coverage”), if specific conditions are satisfied, when issuing senior securities. In other words, prior to the enactment of the SBCA, a BDC could borrow $1 for investment purposes for every $1 of investor equity. Now, for those BDCs that satisfy the 1940 Act’s approval and disclosure requirements, the BDC can borrow $2 for investment purposes for every $1 of investor equity.

The SBCA provides that in order for a BDC whose common stock is traded on a national securities exchange to be subject to 150% Asset Coverage, the BDC must either obtain: (i) approval of the required majority of its non-interested directors who have no financial interest in the proposal, which would become effective one year after the date of such approval (the “Board Effective Date”), or (ii) obtain stockholder approval (of more than 50% of the votes cast for the proposal at a meeting in which quorum is present), which would become effective on the first day after the date of such stockholder approval.

On October 28, 2021, our Board, including a majority of the non-interested directors who have no financial interest in this proposal, deemed it in the best interests of the Company and its stockholders for the Company to be subject to 150% Asset Coverage. Our Board believes that having the flexibility for the Company to incur additional leverage in certain instances is in the best interests of stockholders. In connection with this determination, our Board approved a resolution permitting the Company to be subject to 150% Asset Coverage, to be effective on the Board Effective Date, or October 28, 2022.

In addition, the Board also approved and recommended that stockholders vote “for” a proposal to authorize the Company to be subject to 150% Asset Coverage. If our stockholders approve this proposal, the reduced Asset Coverage Ratio would be effective the day after the Annual Meeting. Because we have received Board approval, if the proposal does not receive approval of the majority of the votes cast at the Meeting, we will be subject to the reduced Asset Coverage Ratio beginning on October 28, 2022.

We believe that having the flexibility to incur additional leverage could augment the returns to our stockholders and would be in the best interest of our stockholders because it would permit us to:

•	better manage our capital by giving us access to more debt capital while potentially delaying any equity capital raises until we believe market conditions are optimal for such an equity raise;

•	more effectively manage our debt-to-equity ratio in a way that could allow us to continue to make investments during periods when we experience lower fair values across our portfolio because of downturns in the capital markets;

•	grow our assets and portfolio;

•	increase our net investment income with a larger portfolio;

•	potentially increase distributions to our stockholders;

•	potentially provide a higher return on equity; and

•	invest in higher quality assets.

We believe that if we are unable to incur additional leverage at a time when issuing equity capital is disadvantageous, while simultaneously being presented attractive investment opportunities, the Company’s ability to grow over time and continue to pay distributions to stockholders could be adversely affected.

In reaching its recommendation to the stockholders of the Company to approve this proposal, the Board considered the following possible sources of conflict of interest:

•	Because the base management fee payable to our Adviser is based on the value of our total assets, our Adviser benefits when we incur additional debt or use leverage. This fee structure may encourage our Adviser to cause us to borrow more money to finance additional investments.

•	Because of the way the incentive fee payable to our Adviser is determined, it could encourage our Adviser to use additional leverage or take additional risk to increase the return on our investments.

Illustrations

Leverage Tables. The following tables illustrate the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses as of December 31, 2021. The first table assumes the amount of senior securities outstanding as of December 31, 2021. The second table assumes the maximum amount of senior securities outstanding as would be permitted under the reduction in our required minimum asset coverage ratio if Proposal 5 is approved or, if not approved, upon the Board Effective Date.

The calculations in the tables below are hypothetical and actual returns may be higher or lower than those appearing below.

Table 1

Assumed Return on Our Portfolio (net of expenses)(1)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Net Return to Common Stockholders	(11.0)%	(5.8)%	(0.5)%	4.8%	10.1%

(1)	Assumes (i) $738.3 million in total assets, (ii) $81.0 million in outstanding indebtedness, (iii) $606.2 million in net assets and (iv) weighted average interest rate, excluding fees (such as fees on undrawn amounts and amortization of financing costs) of 3.51%. Actual amounts, including interest payments may be different.

Table 2

Assumed Return on Our Portfolio (net of expenses)(1)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Net Return to Common Stockholders	(29.0)%	(17.5)%	(6.0)%	5.6%	17.1%

(1)	Assumes (i) $1,818.5 million in total assets, (ii) $1,212.3 million in outstanding indebtedness, (iii) $606.2 million in net assets and (iv) weighted average interest rate, excluding fees (such as fees on undrawn amounts and amortization of financing costs) of 3.51%. Actual amounts, including interest payments may be different.

Fees and Expenses Table. The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear, directly or indirectly, based on the assumptions set forth below. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, we will pay such fees and expenses out of our net assets and, consequently, stockholders will indirectly bear such fees or expenses as investors in the Company.

Estimated Annual Expenses (as percentage of net assets attributable to common stock)

	Actual as of December 31, 2021		Assumed 150% Asset Coverage Ratio
Management Fee payable under the Investment Advisory Agreement(1)	1.48%		3.56%
Incentive Fee payable under the Investment Advisory Agreement(2)	1.52%		4.62%
Interest payments on borrowed funds	0.42	%(3)	6.05	%(4)
Other expenses(5)	-%		-%
Total annual expenses	3.42%		14.23%

(1)            Assumes the base management fee will be an amount equal to 0.40% (1.60% annualized) of our average daily gross assets, including assets purchased with borrowed funds or other forms of leverage, as well as any paid-in-kind interest, during the most recently completed calendar quarter. Assumed 150% Asset Coverage Ratio base management fee will be an amount equal to 0.375% (1.50% annualized) of assumed total assets during the most recently completed calendar quarter.

(2)            The incentive fee, which provides the Adviser with a share of the income that Adviser generates for us, consists of an Investment Income Fee and a Capital Gains Fee.

Under the Income Incentive Fee, we pay the Adviser each quarter an incentive fee with respect to our Pre-Incentive Fee net investment income. The Income Incentive Fee is calculated and payable quarterly in arrears based on the Pre-Incentive Fee net investment income for the immediately preceding fiscal quarter. Payments based on Pre-Incentive Fee net investment income will be based on the Pre-Incentive Fee net investment income earned for the quarter. Pre-Incentive Fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less liabilities) at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2.0% per quarter (8.0% annualized). We will pay the Adviser an Income Incentive Fee with respect to the our Pre-Incentive Fee net investment income in each calendar quarter as follows: (1) no Income Incentive Fee in any calendar quarter in which our Pre-Incentive Fee net investment income does not exceed the hurdle rate of 2.0%; (2) 80% of our Pre-Incentive Fee net investment income with respect to that portion of such Pre-Incentive Fee net investment income, if any, that exceeds the hurdle rate but is less than 2.667% in any calendar quarter (10.668% annualized) (the portion of our Pre-Incentive Fee net investment income that exceeds the hurdle but is less than 2.667% is referred to as the “catch-up”; the “catch-up” is meant to provide the Adviser with 20.0% of our Pre-Incentive Fee net investment income as if a hurdle did not apply if our Pre-Incentive Fee net investment income exceeds 2.667% in any calendar quarter (10.668% annualized)); and (3) 20.0% of the amount of our Pre-Incentive Fee net investment income, if any, that exceeds 2.667% in any calendar quarter (10.668% annualized) payable to the Adviser (once the hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee net investment income thereafter is allocated to RGC). Under the Capital Gains Fee, we will pay the Adviser, as of the end of each calendar year, 20.0% of our aggregate cumulative realized capital gains, if any, from the date of our election to be regulated as a BDC through the end of that calendar year, computed net of our aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid Capital Gains Fee.

Assumed 150% Asset Coverage Ratio incentive fees are modified to reflect an increase in (i) the interest income on incremental assets invested, (ii) management fees, and (iii) interest payments for the use of leverage permitted from a 150% Asset Coverage. Interest income on the assumed total assets is included at a rate of return of approximately 13.77%, which approximates the average dollar-weighted annualized yield the Company yielded as of December 31, 2021.

(3)            Interest payments on borrowed funds represents an estimate of our annualized interest expense based on borrowings under the Credit Agreement. The assumed weighted average interest rate on our total debt outstanding was 3.5%. We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. We may also issue debt securities or preferred stock, subject to our compliance with applicable requirements under the 1940 Act.

(4)            Assumes we borrow debt needed to reach an asset coverage of 150%.

(5)            “Other expenses” are based on estimated amounts for the current fiscal year. Example. The following example illustrates the projected dollar amount of total cumulative expenses that you would pay on a $1,000 hypothetical investment in our common stock, assuming (1) total net annual expenses of 3.42% of net assets attributable to common stock as set forth in the table above and (2) a 150% asset coverage ratio requirement and total net annual expenses of 14.23% of net assets attributable to common stock as set forth in the table above, and in each case, a 5% annual return:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred(1)	$36	$109	$185	$383
Total Expenses Incurred(2)	$149	$405	$613	$975

These examples and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses may be greater or less than those assumed. The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee under the Advisory Agreement of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, if our Board authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend.

Risks Related to Approval of the Proposal

In addition to the risks identified in our annual report for the year ended December 31, 2021, stockholders should consider the following risks related to the approval of this proposal:

Because we have received Board approval, we will be subject to 150% Asset Coverage beginning on October 28, 2022 if this proposal is not approved.

As described above, the SBCA provides that in order for a BDC whose common stock is traded on a national securities exchange to be subject to 150% Asset Coverage, the BDC must either obtain: (i) approval of the required majority of its non-interested directors who have no financial interest in the proposal, which would become effective one year after the date of such approval, or (ii) obtain stockholder approval (of more than 50% of the votes cast for the proposal at a meeting in which quorum is present), which would become effective on the first day after the date of such stockholder approval. Because our Board has approved the adoption of 150% Asset Coverage, we will be able to incur additional indebtedness under the 1940 Act beginning on October 28, 2022 even if this proposal is not approved at the Annual Meeting.

Incurring additional indebtedness could increase the risk in investing in our company.

The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities. If this proposal is approved, we will be permitted to increase our use of leverage beyond levels that were previously permitted by the 1940 Act effective the day after the Annual Meeting. Because we have received Board approval, if the proposal is not approved at the Annual Meeting, we will be subject to the reduced Asset Coverage Ratio beginning on October 28, 2022. If we incur such additional leverage, you will experience increased risks of investing in our common stock.

We have entered into a senior secured revolving credit agreement, dated as of May 31, 2019, by and among us, as borrower, the financial institutions party thereto as lenders, KeyBank National Association, as administrative agent, syndication agent, and a lender, CIBC Bank USA, as documentation agent and a lender, MUFG Union Bank, N.A., as co-documentation agent and lender and U.S. Bank National Association, as paying agent. The Credit Agreement provides for borrowings up to a maximum of $175.0 million on a committed basis with an accordion feature that allows the Company to increase the aggregate commitments up to $350.0 million. The Credit Agreement is secured by a perfected first priority security interest in substantially all of the Company’s assets and portfolio investments. As of December 31, 2021 and April [●], 2022, we had approximately $61.0 million and $[●] million outstanding under the Credit Agreement, respectively.

On December 10, 2021, the Company entered into a Master Note Purchase Agreement (the “Note Purchase Agreement”) governing the issuance of $70,000,000 in aggregate principal amount of 4.25% Series 2021A Senior Notes due 2026 (the “2026 Senior Notes”) to institutional accredited investors (as defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)) in a private placement. The 2026 Senior Notes were issued in two closings. The initial issuance of $20 million 2026 Senior Notes closed on December 10, 2021 and the second and final issuance of $50 million closed on February 10, 2022. The 2026 Senior Notes bear an interest rate of 4.25% per year and are due on December 10, 2026, unless redeemed, purchased or prepaid prior to such date by the Company or its affiliates in accordance with their terms. Interest on the 2026 Senior Notes will be due semiannually. The 2026 Senior Notes are general unsecured obligations of the Company that rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by the Company. As of December 31, 2021 and April [●], 2022, we had $20.0 million and $70.0 million of 2026 Senior Notes outstanding, respectively.

If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses or eliminating our stake in a leveraged investment. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make distributions with respect to our common stock. Our ability to service any debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. Moreover, as the base management fee payable to the Adviser is payable based on the value of our gross assets, including those assets acquired through the use of leverage, the Adviser will have a financial incentive to incur leverage, which may not be consistent with our stockholders’ interests. In addition, our common stockholders bear the burden of any increase in our expenses as a result of our use of leverage, including interest expenses and any increase in the base management fee payable to the Adviser.

If our Asset Coverage Ratio falls below the required limit, we will not be able to incur additional debt until we are able to comply with the Asset Coverage Ratio applicable to us. This could have a material adverse effect on our operations, and we may not be able to make distributions. If this proposal is approved, the actual amount of leverage that we employ will depend on the Adviser’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

Our management and incentive fees may induce the Adviser to incur additional leverage.

Generally, the management and incentive fees payable by us to the Adviser may create an incentive for the Adviser to use the additional available leverage if this proposal is approved. For example, the fact that the base management fee that we pay to the Adviser is payable based upon our gross assets (which includes any borrowings for investment purposes) may encourage the Adviser to use leverage to make additional investments. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during cyclical economic downturns. Under certain circumstances, the use of additional leverage may increase the likelihood of our default on our borrowings, which would disfavor holders of our common stock.

In addition, because the incentive fee on net investment income is calculated as a percentage of our net assets subject to a hurdle, having additional leverage available may encourage the Adviser to use leverage to increase the leveraged return on our investment portfolio. To the extent additional leverage is available at favorable rates, the Adviser could use leverage to increase the size of our investment portfolio to generate additional income, which may make it easier to meet the incentive fee hurdle. Our adoption of the reduced minimum asset coverage will allow us to incur additional leverage above the previous 1940 Act limitations. As a result, the incentives for the Adviser to cause us to use additional leverage may be greater. See “Fees and Expenses” above for quantitative information related to the approval of this proposal.

Incurring additional leverage may magnify our exposure to risks associated with changes in interest rates, including fluctuations in interest rates which could adversely affect our profitability.

If we incur additional leverage, general interest rate fluctuations may have a more significant negative impact on our investments and investment opportunities than they would have absent such approval, and, accordingly, may have a material adverse effect on our investment objective and rate of return on investment capital. A portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. Because we will borrow money to make investments and may issue debt securities, preferred stock or other securities, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities, preferred stock or other securities and the rate at which we invest these funds. Typically, we anticipate that substantially all of our debt investments will have variable interest rates that reset periodically based on benchmarks such as LIBOR, SOFR and the prime rate. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. However, an increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase our interest expense, thereby decreasing our net income.

In periods of rising interest rates, to the extent we borrow money subject to a floating interest rate, our cost of funds would increase, which could reduce our net investment income. Further, rising interest rates could also adversely affect our performance if such increases cause our borrowing costs to rise at a rate in excess of the rate that our investments yield. Further, rising interest rates could also adversely affect our performance if we hold investments with floating interest rates, subject to specified minimum interest rates (such as a LIBOR floor), while at the same time engaging in borrowings subject to floating interest rates not subject to such minimums. In such a scenario, rising interest rates may increase our interest expense, even though our interest income from investments is not increasing in a corresponding manner as a result of such minimum interest rates.

If general interest rates rise, there is a risk that the portfolio companies in which we hold floating rate securities will be unable to pay escalating interest amounts, which could result in a default under their loan documents with us. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, rising interest rates may increase pressure on us to provide fixed rate loans to our portfolio companies, which could adversely affect our net investment income, as increases in our cost of borrowed funds would not be accompanied by increased interest income from such fixed-rate investments.

In addition, to the extent we borrow money to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income to the extent we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. In addition, in a prolonged low interest rate environment, including a reduction of LIBOR or SOFR to zero, the difference between the total interest income earned on interest earning assets and the total interest expense incurred on interest bearing liabilities may be compressed, reducing our net interest income and potentially adversely affecting our operating results.

The terms of our credit facilities may contractually limit our ability to incur additional indebtedness.

We will need additional capital to fund new investments and grow our portfolio of investments. We intend to access the capital markets periodically to issue debt or equity securities or borrow from financial institutions in order to obtain such additional capital. As described above, we believe that having the flexibility to incur additional leverage could augment the returns to our stockholders and would be in the best interests of our stockholders. Even though our Board has approved a resolution permitting the Company to be subject to the 150% Asset Coverage Ratio to be effective on October 28, 2022, and if we receive approval of our stockholders to be effective the day after this Meeting, contractual leverage limitations under our existing credit facilities or future borrowings may limit our ability to incur additional indebtedness. An inability on our part to amend the contractual asset coverage limitation and access additional leverage could limit our ability to take advantage of the benefits described above related to our ability to incur additional leverage and could decrease our earnings, if any, which would have an adverse effect on our results of operations and the value of our shares of common stock.

Required Vote

As required by the SBCA, approval of this proposal requires the affirmative vote a majority of the votes cast for this proposal. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE COMPANY TO BE SUBJECT TO 150% ASSET COVERAGE RATIO.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS

The Company expects that the 2023 Annual Meeting of Stockholders will be held in May 2023, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at the 2023 Annual Meeting of Stockholders pursuant to the SEC’s Rule 14a-8 must submit the proposal in writing to the Corporate Secretary of Runway Growth Finance Corp. at 205 N Michigan Ave, Suite 4200, Chicago, Illinois 60601. The Company must receive the proposal on or before [●], 2022, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.

Stockholder proposals or director nominations to be presented at the 2023 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. The item to be brought before the meeting must be a proper subject for stockholder action. Our bylaws require that to be timely, a stockholder’s notice shall set forth all information required and shall be delivered to the secretary at the principal executive office of the Company at the above address not earlier than the 150th day prior to the first anniversary of the date of this proxy statement nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of this proxy statement. As a result, for the Company’s 2023 Annual Meeting of Stockholders, a stockholder’s notice pursuant to these provisions of our bylaws must be received no earlier than [●], 2022 and no later than 5:00 p.m., Eastern Time, on [●], 2022 provided, however, that in the event that the date of the 2023 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from the first anniversary of this Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2023 Annual Meeting of Stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2023 Annual Meeting of Stockholders or the tenth day following the day on which public announcement of the date of the 2023 Annual Meeting of Stockholders is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice.

In accordance with our bylaws, the chair of any annual meeting of stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.

You are cordially invited to attend the Annual Meeting in person (i.e., virtually). Regardless of whether you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or to vote through the internet.

By Order of the Board of Directors,

/s/ Thomas B. Raterman
Thomas B. Raterman
Chief Financial Officer, Chief Operating Officer, Secretary and Treasurer

Chicago, Illinois

[●], 2022

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by state and federal law, explains our privacy policies. This notice supersedes any other privacy notice you may have received from us, and its terms apply to both our current customers and former customers.

How We Protect Your Personal Information

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain physical, electronic, and procedural safeguards that comply with federal and state standards.

What Kind of Information We Collect

The only information we collect from you is your name, address, tax identification number, and number of shares you hold.

How We Use this Information

This information is used only so that we can service your account, send you distributions, annual reports and other information about the Company, and send you proxy statements or other information required by law.

Who Has Access to Personal Information

We do not share customer information with any non-affiliated third party except as described below.

•	Authorized Employees of the Adviser and the Administrator. It is our policy that only authorized employees of the Adviser and/or the Administrator who need to know your personal information will have access to it.

•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing information to you. These companies are required to protect your information and use it solely for the purpose for which they received it.

•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

Updating Your Information

To help us keep your customer information up-to-date and accurate, please contact the Adviser, at the address below, if there is any change in your personal information.

Runway Growth Capital LLC

205 N. Michigan Ave

Suite 4200

Chicago, IL 60601

ATTN: Chief Compliance Officer

0

RUNWAY GROWTH FINANCE CORP.

Proxy for Annual Meeting of Shareholders on June 16, 2022

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints R. David Spreng and Thomas B. Raterman, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of RUNWAY GROWTH FINANCE CORP., to be held June 16, 2022, at 11:00 a.m. ET, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF SHAREHOLDERS OF

RUNWAY GROWTH FINANCE CORP.

June 16, 2022

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card are available at [●]

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

20230300000000001000 3 052721

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE X

1. The election of the following two persons to serve as members of the Board of Directors for a term of three years and until each of their respective succesors are elected and qualify.

NOMINEES:

☐ FOR ALL NOMINEES
○ R. David Spreng
○ Brian Laibow

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting.

In order for your securities to be represented at the meeting, it will be necessary for us to have your specific voting instructions. Please complete and submit the voting instruction form (ballot). It is understood that if you submit the ballot without otherwise marking it, the securities will be voted as recommended by the Board of Directors on all matters to be considered at the meeting.

MARK "X" HERE IF YOU PLAN TO ATTEND THE VIRTUAL MEETING. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

RUNWAY GROWTH FINANCE CORP.

June 16, 2022

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit [●] (password:[●]) and be sure to have available the control number.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card
are available at [●]

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20230300000000001000 3 052721

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. The election of the following two persons to serve as members of the Board of Directors for a term of three years and until each of their respective succesors are elected and qualify.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- O R. David Spreng
- O Brian Laibow

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "**FOR ALL EXCEPT**" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting.

In order for your securities to be represented at the meeting, it will be necessary for us to have your specific voting instructions. Please complete and submit the voting instruction form (ballot). It is understood that if you submit the ballot without otherwise marking it, the securities will be voted as recommended by the Board of Directors on all matters to be considered at the meeting.

MARK "X" HERE IF YOU PLAN TO ATTEND THE VIRTUAL MEETING. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.